DECATUR INCOME FUND
DECATUR TOTAL RETURN FUND

[GRAPHIC OMITTED: ILLUSTRATION OF A MAN AND WOMAN HOLDING A PAINTING
 WHICH IS BROKEN IN HALF]

FOR TOTAL RETURN

service and guidance

professional management

goals


1998
Semi-Annual Report


[GRAPHIC OMITTED: LOGO OF DELAWARE INVESTMENTS
                  ----------------------------
                  Philadelphia * London]



for total                                                 June 8, 1998
return
  2


DEAR SHAREHOLDER:

AMERICA'S ECONOMY ACHIEVED A NOTABLE milestone during the first half of fiscal 1998 as the nation's unemployment rate dropped to a 28-year low of 4.3% as of May without triggering higher inflation.

     U.S. corporate profits remained at near record levels. This helped lift the Dow Jones Industrial Average above 9000 points for the first time in early 1998. However, earnings growth for some businesses, particularly those with overseas operations, began to falter this past spring, leading to higher stock market volatility.

     Market conditions appeared to reinforce the potential value of the Decatur Funds' stock selection strategy. The Funds' dividend yield and value disciplines served shareholders well by reducing investment risk and providing income.

     Both Decatur Funds outperformed the average of their peers for the six months ended May 31, 1998, as shown below. Decatur Total Return Fund's results nearly matched the return of the unmanaged S&P BARRA Value Index. This index measures the performance of S&P 500 Index stocks that meet BARRA International's definition of value stocks.

CALENDAR 1998 HAS BEEN CHALLENGING FOR THE DECATUR FUNDS BECAUSE GROWTH STYLE INVESTING - THE STRATEGY OF A HARE - CAME BACK IN VOGUE. WE REMAIN LOYAL TO A MORE TEMPERED, TORTOISE-LIKE APPROACH THAT HELPS US AVOID PAYING TOO MUCH FOR A STOCK.

     Calendar 1998 has been challenging for the Decatur Funds because growth style investing - the strategy of a hare - came back in vogue. Some investors sought growth at any price, pushing the average price/earnings ratio of S&P 500 stocks to a historically high 24.5 times estimated 1998 profits. We remain loyal to a more tempered, tortoise-like approach that helps us avoid paying too much for stocks.




CUMULATIVE/AVERAGE ANNUAL TOTAL RETURN

                                    SIX MONTHS ENDED      THREE YEARS ENDED
                                      MAY 31, 1998           MAY 31, 1998

Decatur Income Fund A Class              +12.61%                +25.00%
Decatur Total Return Fund A Class        +13.19%                +26.30%
Lipper Equity Income Fund Average        +11.02% (221 funds)    +24.65% (131 funds)
S&P BARRA Value Index                    +13.62%                +26.77%
Standard & Poor's 500 Index              +15.07%                +29.52%

The Decatur Funds' performance as well as that of the Lipper Equity Income Fund
Average is based on net asset value without the effect of sales charges and assumes reinvestment of dividends and capital gains. Performance information for all Classes of both Funds can be found on page 12. The unmanaged S&P BARRA Value Index measures the performance of S&P 500 stocks that meet BARRA International's definition of value stocks. Past performance does not guarantee future results.




for total
return
  3

     Since November, corporate earnings disappointments have become more frequent, and large daily price swings for growth stocks, particularly in technology, have become more common. By buying stocks whose dividend yields are relatively high and whose earnings growth expectations are underappreciated, your Decatur management team chooses a steadier path with the potential to "win the race" over the long term.

     No one can say for certain how the stock market will perform between now and 2007, when Decatur Income Fund will mark its 50-year Golden Anniversary. We believe dividends continue to point the way to capital appreciation. We encourage you to read portfolio manager John Fields' discussion of how the 14-person Decatur management team attempts to tap this potential.

     We are pleased to say the Decatur approach to investing is more popular than ever. The combined assets of Decatur Income Fund and Decatur Total Return Fund reached nearly $4 billion as of May 31. Decatur Total Return also attracts more investments than any other fund in the Delaware Investments family.

     In an ever more complex world, the Decatur Funds offer a clear strategy for investors seeking attractive long-term total return from equities. We urge you to examine your positioning in either Fund as you review your asset allocation plan with your financial adviser.

Sincerely,

/s/ Wayne A. Stork

WAYNE A. STORK
Chairman

/s/Jeffrey J. Nick

JEFFREY J. NICK
President and Chief Executive Officer





TOP 10 HOLDINGS
DECATUR INCOME AND DECATUR TOTAL RETURN FUNDS
MAY 31, 1998

                               INDUSTRY        DIVIDEND YIELD    PRICE/EARNINGS
                                                                     RATIO

McGraw-Hill Cos.               publishing          1.96%             23.8x
Pitney Bowes Corp.             office products     1.94%             23.2x
American Home Products         pharmaceuticals     1.67%             26.4x
Hoechst AG                     chemicals           1.71%             36.3x
Imperial Chemical Industries   chemicals           3.61%             23.5x
BestFoods                      processed food      1.57%             25.4x
Baxter InternationaL           health care         2.11%             20.0x
American General Corp.         insurance           2.18%             16.8x
May Department Stores          retailer            1.95%             18.7x
Frontier Corp.**               long distance
                               telecom             2.97%             28.4x
Aon Corp.*                     insurance           1.76%             19.9x
S&P 500 Index                                      1.46%             24.5x

Holdings are listed in order of size as a percentage of net assets within Decatur Total Return Fund.
 *Top 10 in Decatur Income Fund only.
**Top 10 in Decatur Total Return Fund only.
See page 10 for each Fund's SEC yields.




for total
return
  4

PORTFOLIO MANAGER'S REVIEW


INCREASED VOLATILITY IN SOME SECTORS of the U.S. stock market since November has given your Fund's management team an exciting opportunity to add high quality, relatively high-yielding stocks to the Decatur Funds' portfolios.

     During the period, the U.S. economy grew at an average annual rate of 4.2%, a level indicative of a robust boom. However, corporate earnings growth slowed as demand from the Pacific Rim weakened, business labor costs rose and competitive pressures intensified.

     Earnings disappointments, particularly from technology companies, and a fall in commodity prices, notably oil and grains, prompted investorsto favor growth stocks rather than value stocks. This helped drive up the average price/earnings of stocks in the S&P 500 Index to a historically high 24.5 times this year's anticipated profits.

     Despite this challenging environment for value-style managers, Decatur's dividend yield discipline helped us provide competitive results for the first half of fiscal 1998. We focused on firms that appear to offer solid potential from new products, cost-cutting programs, consolidation opportunities and stock buybacks.

STRATEGIC POSITIONING

As part of our screening process, we seek companies with above-average dividend yields likely to benefit from catalysts that can unlock a stock's capital appreciation potential. Since autumn, our research and dividend-oriented sell discipline has led us to:

[bullet] INCREASE OUR WEIGHTING IN TELECOMMUNICATIONS. Historically, telephone companies have provided high yields but little growth. This is changing as a result of new technology, deregulation and global consolidation that, in our view, has not been fully recognized by the market. During the first half, we purchased shares of AT&T and BELL ATLANTIC in both Funds.

[GRAPHIC OMITTED: bar chart DECATUR TOTAL RETURN FUND SECTOR ALLOCATION
                  VS. S&P 500 INDEX]

DECATUR TOTAL RETURN FUND
SECTOR ALLOCATION VS. S&P 500 INDEX


                                           DECATUR TOTAL RETURN FUND

Banks & Insurance                                    23.7%
Consumer Growth                                      11.7%
Consumer Staples & Cyclicals                         18.6%
Capital Goods                                        10.1%
Technology                                            2.7%
Chemicals & Raw Materials                            12.3%
Energy                                               11.2%
Electric Utilities                                    1.3%
Telecommunications                                    8.1%

                                                 S&P 500 INDEX

Banks & Insurance                                    16.9%
Consumer Growth                                      23.0%
Consumer Staples & Cyclicals                         12.5%
Capital Goods                                         7.0%
Technology                                           13.9%
Chemicals & Raw Materials                             4.6%
Energy                                                8.0%
Electric Utilities                                    2.6%
Telecommunications                                    8.2%


Decatur Income Fund's equity sector weightings are similar to that of Decatur Total Return Fund after factoring out Decatur Income's 12.8% positioning in high-yield bonds.



for total
return
  5


[bullet] UPGRADE QUALITY. We used market weakness to replace and/or add to our position in some high-yielding capital goods, service business and food stocks. For instance, we sold our position in BROWNING-FERRIS, a waste hauler, and added to our holdings of EMERSON ELECTRIC (see page 8).

[bullet] REDUCE OUR WEIGHTING IN PHARMACEUTICALS. Many of our drug stock selections have performed exceptionally well for the past several years. During the first half of fiscal 1998, some holdings such as BRISTOL-MYERS SQUIBB rose to the point where dividend yield fell below that of the S&P 500 and we began to sell them.

     Even in a market that has provided high double-digit returns for more than three consecutive years, there are companies whose stocks get derailed. We sold our position in UNION PACIFIC this past winter as it became clear that the company would not be able to quickly address problems that have led to traffic bottlenecks on the nation's largest freight railroad.

WE SEEK COMPANIES WITH ABOVE-AVERAGE DIVIDEND YIELDS LIKELY TO BENEFIT FROM CATALYSTS THAT CAN UNLOCK A STOCK'S CAPITAL APPRECIATION POTENTIAL.


     The energy area has also been disappointing in fiscal 1998. Oil prices skidded to $15 a barrel during the period, reducing profits at a broad array of energy companies. Some of our holdings in this area which we believe still offer superior total return potential include CHEVRON and BRITISH PETROLEUM.

HIGH-YIELD BONDS

Decatur Income Fund seeks to maintain a higher yield than the S&P 500 through a combination of stock selection and a small complement of high-yield bonds. Between November and May, the Fund's weighting in high-yield bonds declined one percentage point to 13.03%.

     High-yield bonds provide a valuable element of diversification for Decatur Income Fund. Currently, we are a bit cautious about the market's short-term prospects. We are focusing on the highest quality tiers of high-yield market - bonds rated B and BB and generally avoiding bonds of companies with substantial ties to Asia, including technology businesses.

     High-yield bonds add to the Fund's income potential; however, they are issued by companies whose ability to pay interest and repay principal is not as strong as companies with investment-grade ratings. Overall, we believe the strength of the U.S. economy will enable most high-yield bond issuers to meet their obligations for the balance of 1998.





PORTFOLIO HIGHLIGHTS
MAY 31, 1998


                                   DECATUR INCOME FUND    DECATUR TOTAL RETURN FUND

Median Market Capitalization         $15.8 billion             $15.8 billion
Number of Stocks                      75                        71
Average Price-To-Earnings Ratio       18.9x                     18.9x
High-Yield Bonds                  12.8% of net assets           none
Beta                                   0.75                      0.85

P/Es based on analysts' earnings estimates for 1998 as reported by First Call;
P/E ratio for S&P 500 Index stocks was 24.5x as of 5/31/98. Beta is a measure of volatility relative to the S&P 500 Index for the past three years ended May 31.
A number less than 1.0 means a security has fluctuated less in price than the index. A number more than 1.0 means the security has fluctuated in price more than the index.




for total
return
  6


OUTLOOK

Since early 1995, U.S. investors have been traveling a highway of strong stock performance supported by flat consumer prices and an engine of growing corporate earnings. However, the road ahead may not be as smooth or as fast.

     We think more financial analysts will lower their profit estimates in the coming months as the U.S. economy begins to feel the effects of Asia's recession. We believe that projections of substantial earnings growth in the third and fourth quarter are unrealistic, given where we are in the U.S. economic cycle.

     However, the Decatur strategy has historically done well in such a challenging environment. As growth-oriented "hares" stop to catch their breath, we believe your Funds' methodical value discipline can provide attractive results.

     Our dividend yield-oriented approach continues to lead us to many financial stocks, especially in the banking and insurance industries. As we complete our 41st year, we anticipate more merger activity in finance, telecommunications and capital goods, and believe each Fund is well-positioned to benefit from both consolidation and growth among large domestic and multinational businesses.

JOHN B. FIELDS
Vice President and
Senior Portfolio Manager

June 8, 1998

[PHOTO OF KEYBOARD]



RESULTS BY SECTOR
DECATUR TOTAL RETURN FUND VS. S&P 500 INDEX
DECEMBER 1, 1997 TO MAY 31, 1998

INDUSTRY GROUP                   DECATUR TOTAL RETURN FUND     S&P 500 INDEX

Consumer Cyclicals                          +35.5%                +32.3%
Consumer Growth                             +28.4%                +21.8%
Chemicals                                   +24.4%                +18.0%
Insurance                                   +22.5%                +19.7%
Telecommunications                          +18.3%                +21.1%
Utilities                                   +15.1%                +10.2%
Capital Goods                               +12.0%                +10.8%
Banks                                       +11.5%                +15.7%
Energy                                       +2.1%                 +5.3%
Raw Materials                                -9.3%                 -0.7%

Performance is based on prices of stock holdings and index components and does not include expenses.




for total
return
  7


DECATUR'S APPROACH: A TOOL FOR ALL TIMES

Some tools have enduring quality. Sundials created by the Egyptians thousands of years ago still keep accurate time. A sextant from Columbus' day can still guide today's mariners.

     As we near the dawn of the 21st Century, we believe cash dividends are as valuable an investment tool as ever. Dividends can point the way to capital appreciation, and allow us to judge whether a company can be an effective building block for either Fund's portfolio. Decatur's management team believes a stock's yield relative to the dividend yield of the unmanaged Standard & Poor's 500 Index can help us navigate market volatility and economic change.

     Decatur Income Fund and Decatur Total Return Fund follow a very clear buy/sell strategy that targets fundamentally strong, growing companies whose stocks have above-average dividend yields. To be eligible for purchase or holding by the Funds, stocks must have a current dividend yield greater than that of the S&P 500.

     We are most attracted to stocks whose yield is high relative to the S&P 500 but not necessarily the highest yield available. As shown in the chart to the left, the "high" category of stocks has historically generated the greatest level of total return.

WE SELECT STOCKS THAT FALL WITHIN THE HIGH YIELD CATEGORY. AS YOU CAN SEE, THESE STOCKS HAVE PROVIDED THE HIGHEST ANNUAL AVERAGE TOTAL RETURN SINCE 1929.

[GRAPHIC OMITTED: bar chart of LONG-TERM RETURNS OF DIVIDEND PAYING
                  STOCKS 1929 TO 1997]

LONG-TERM RETURNS OF DIVIDEND PAYING STOCKS 1929 TO 1997


INCOME          CAPITAL APPRECIATION        TOTAL              YIELDS

3.1%                    6.3%                 9.4%              LOWEST
4.4%                    4.8%                 9.2%              LOW
5.0%                    4.2%                 9.2%              MID
6.4%                    5.4%                11.8%              HIGH
7.8%                    3.6%                11.4%              HIGHEST


Source: Case Studies.


THE IMPORTANCE OF A SELL DISCIPLINE

How we buy a stock is only half the story, however. Just as some sundials can tell a farmer when to harvest crops, we think dividend yield tells us when to sell a stock and harvest capital appreciation. In an equity market that has been as robust as that of the past several years, it is tempting, even for financial professionals, to become complacent. Value stocks can turn into growth stocks, increasing a portfolio's risk profile.

     When a stock's yield falls below the average of the S&P 500, we view that as a time to sell because future appreciation potential no longer appears attractive relative to possible risks.

     Sometimes we sell a stock whose yield is still above that of the S&P 500 average if we find what seems to be a more attractive candidate for either Fund or when a company's earnings or business operations have not met our expectations.


for total
return
  8


FINANCIAL SHOCK ABSORBER: EMERSON ELECTRIC
WHEN TO BUY, AND WHEN NOT TO SELL

Home electronics users know that computers and stereos can be damaged by a power surge during a storm or a summer brownout. Surge protectors made by Emerson Electric help consumers protect the value of technology investments from bad weather and utility company mishaps.

     Based in St. Louis, Emerson Electric is the world market leader in power supply and voltage regulation equipment. It has a 40-year record of steady earnings and dividend growth. For most of the 1990s, Wall Street recognized the company's achievements and Emerson Electric's dividend yield was lower than that of the S&P 500 Index.


DECATUR FUNDS' POSITIONING IN EMERSON ELECTRIC

                      NOVEMBER 30, 1997     MAY 31, 1998

Market Value Holding     $15 million     $58.4 million
Emerson Dividend Yield     1.96%            1.94%
S&P 500 Dividend Yield     1.65%            1.46%
Market Price Per Share       55            60 3/4
Emerson P/E Ratio          21.8x             22.8x

Source: Bloomberg Business News.


     In the summer of 1997, however, Pacific Rim economies stumbled amid currency devaluations and political turmoil. Some investors grew concerned that Emerson Electric's profit and growth potential would be short-circuited by Asia's financial storm.

     Emerson Electric derives much of its revenue and earnings from overseas. Weakening Asian economies and the strength of the dollar have cut into demand for its heating, ventilating and air-conditioning equipment. The company has said this has been offset by strong demand for computer-related equipment in Latin America and Europe.

     Still, negative perceptions about Emerson Electric caused its stock price to fall during the autumn of 1997. The company's dividend yield, meanwhile, rose to a level that was more than 20% higher than the average dividend yield of stocks in the S&P 500.

     After examining Emerson Electric's business mix, Decatur's management team decided to purchase a modest amount of the company's stock for both Decatur Funds as of November 30, 1997. We saw a consistent global business we believe has the potential to expand profits at an average annual rate of 11% over the next few years, a significantly higher pace than many companies in the S&P 500.

     This past spring, our team got another opportunity to buy shares of Emerson Electric as investor fears about Asia mounted and the company's dividend yield continued to grow more attractive than usual. We increased your Funds' position by four-fold during the first half of fiscal 1998. As of May 31, Emerson Electric represented 1.4% and 1.7% of the net assets of Decatur Income Fund and Decatur Total Return Fund, respectively.

     One factor that could lead to future earnings growth is that in late May, Emerson agreed to buy the Westinghouse process-control operations of CBS Corp. This business makes factory-monitoring instruments.

     As with all your Funds' holdings, we will monitor the company's fundamental growth potential and adhere to the Decatur sell discipline if Emerson Electric's dividend yield should fall below that of the S&P 500.


for total
return
  9

[GRAPHIC OMITTED: bar chart DECATUR INCOME FUND]

DECATUR INCOME FUND

ANNUAL INCOME FROM A $100,000 INVESTMENT
20 YEARS THROUGH MAY 31, 1998

TOTAL INCOME $487,340
ACCOUNT VALUE WITH CAPITAL GAINS AND
DIVIDENDS REINVESTED $1,883,299


                       Decatur Income
                        Fund A Class
Period end                 Income

5/31/1979                 $ 6,229
5/31/1980                 $ 6,940
5/31/1981                 $ 9,300
5/31/1982                 $13,291
5/31/1983                 $15,742
5/31/1984                 $12,125
5/31/1985                 $15,550
5/31/1986                 $18,018
5/31/1987                 $18,555
5/31/1988                 $19,421
5/31/1989                 $24,362
5/31/1990                 $34,115
5/31/1991                 $35,726
5/31/1992                 $31,650
5/31/1993                 $30,672
5/31/1994                 $34,511
5/31/1995                 $39,582
5/31/1996                 $40,097
5/31/1997                 $42,459
5/31/1998                 $42,475

FOR MONTHLY INCOME AND INFLATION PROTECTION POTENTIAL

[bullet] Dividends paid each month

[bullet] Strives for a yield higher than the S&P 500 Index

[bullet] Uses a complement of high-yield bonds for income and diversification



[GRAPHIC OMITTED: worm chart of DECATUR TOTAL RETURN FUND]

DECATUR TOTAL RETURN FUND

GROWTH OF A $100,000 INVESTMENT SINCE 1986
TOTAL RETURN THROUGH MAY 31, 1998

                         Decatur Total Return
                             Fund A Class
                                Market
Period End                      Value

8/27/1986                    $ 96,263
5/31/1987                    $117,565
5/31/1988                    $110,046
5/31/1989                    $143,254
5/31/1990                    $152,836
5/31/1991                    $164,596
5/31/1992                    $178,814
5/31/1993                    $203,359
5/31/1994                    $215,237
5/31/1995                    $250,254
5/31/1996                    $313,846
5/31/1997                    $399,979
5/31/1998                    $504,050


DESIGNED FOR INVESTORS WHOSE PRIMARY GOAL IS TOTAL RETURN

[bullet] Dividends paid quarterly

[bullet] Fully invested in large-cap stocks

[bullet] Attractive risk/reward profile


Both charts above are for investments in A Class shares and include the effect of a 3.75% front-end sales charge and reinvestment of distributions. Performance of other classes vary due to differing charges and expenses as shown on page 12. Past performance is not a guarantee of future results. The maximum sales charge is 4.75% and is reduced on investments of $100,000 or more. Decatur Total Return Fund began operating on August 27, 1986.



for total
return
  10


[GRAPHIC OMITTED: worm chart of A FUND FOR ALL SEASONS DECATUR
                  INCOME FUND'S LIFETIME PERFORMANCE]

A FUND FOR ALL SEASONS
DECATUR INCOME FUND'S LIFETIME PERFORMANCE


GROWTH OF A $100,000 INVESTMENT SINCE MARCH 18, 1957


                           DECATUR INCOME  CONSUMER PRICE
          STANDARD & POOR'S     FUND          INDEX
PERIOD END   500 INDEX        A CLASS      (INFLATION)

3/18/1957 $    96,288      $   100,000     $100,000  Decatur Income Fund
                                                     first offered on
                                                     March 18, 1957
5/31/1958 $    95,875      $   104,914     $103,999
5/31/1959 $   131,150      $   144,440     $104,322
5/31/1960 $   127,941      $   142,046     $106,257  Dow Jones Industrial
                                                     Average at 597
5/31/1961 $   156,723      $   174,833     $107,224  Berlin Wall Built
5/31/1962 $   150,265      $   161,394     $108,663
5/31/1963 $   179,931      $   198,251     $109,623  Kennedy Assassinated

5/31/1964 $   200,040      $   232,021     $111,306

5/31/1965 $   235,494      $   262,922     $113,107
5/31/1966 $   251,887      $   264,107     $116,229
5/31/1967 $   282,733      $   282,785     $119,350  Vietnam War Escalates
5/31/1968 $   362,467      $   323,321     $124,154
5/31/1969 $   399,857      $   349,358     $130,878  First Man On The Moon
5/31/1970 $   321,722      $   267,786     $138,923
5/31/1971 $   431,334      $   361,051     $145,047  Wages And Price
                                                     Controls
5/31/1972 $   476,163      $   409,196     $149,729
5/31/1973 $   420,390      $   403,333     $157,895
5/31/1974 $   393,009      $   347,051     $174,825  Steepest Market
                                                     Decline In Four
                                                     Decades
5/31/1975 $   456,294      $   380,165     $191,273
5/31/1976 $   579,496      $   434,640     $203,161
5/31/1977 $   682,088      $   433,704     $216,851
5/31/1978 $   706,492      $   461,207     $232,098
5/31/1979 $   761,062      $   495,320     $257,075
5/31/1980 $   944,176      $   587,212     $294,056  Dow at 993
                                                     Interest Rates at
                                                     All-Time Highs
5/31/1981 $ 1,150,285      $   735,076     $322,993
5/31/1982 $ 1,148,659      $   656,026     $344,727  Start of Great
                                                     Bull market of the
                                                     80's
5/31/1983 $ 1,663,355      $ 1,002,496     $356,733
5/31/1984 $ 1,681,929      $   971,989     $371,862
5/31/1985 $ 2,239,018      $ 1,280,544     $385,792
5/31/1986 $ 2,847,075      $ 1,737,101     $391,794  Dow Nears 2000
5/31/1987 $ 3,536,326      $ 2,104,643     $406,685  Sharpest One-Day
                                                     Decline in Market
                                                     History
5/31/1988 $ 3,420,052      $ 1,968,101     $422,525
5/31/1989 $ 4,306,348      $ 2,495,560     $445,180
5/31/1990 $ 4,476,059      $ 2,910,169     $464,598  Persian Gulf Crisis
                                                     Worldwide Recession
5/31/1991 $ 4,588,197      $ 3,253,322     $487,612  Break up of Soviet
                                                     Union
5/31/1992 $ 4,990,121      $ 3,573,849     $502,355
5/31/1993 $ 5,703,336      $ 3,988,782     $518,537
5/31/1994 $ 6,047,376      $ 4,158,683     $530,404  Fed Begins Raising
                                                     Short-Term Interest
                                                     Rates
5/31/1995 $ 6,979,452      $ 4,998,285     $547,305
5/31/1996 $ 8,621,871      $ 6,419,671     $562,717  Dow Reaches 6500
5/31/1997 $10,858,670      $ 8,307,984     $575,713  Dow Surpasses 9000
5/31/1998 $13,705,517      $11,047,126     $584,347


AVERAGE ANNUAL RETURNS SINCE MARCH 18, 1957

DECATUR INCOME FUND A CLASS          +12.64%

S&P 500 INDEX                        +12.12%

CONSUMER PRICE INDEX (INFLATION)      +4.39%

Includes reinvestment of dividends and capital gains. See page 12 for complete Fund performance.

A DOLLAR INVESTED IN DECATUR INCOME FUND AT INCEPTION 41 YEARS AGO WOULD HAVE GROWN TO MORE THAN $137 AS OF MAY 31, 1998, WITH DIVIDENDS AND CAPITAL GAINS REINVESTED.

DECATUR INCOME FUND'S RETURN AND SHARE VALUE FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COSTS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

Performance of other classes of Decatur Income Fund differ from the above due to differing charges and expenses. See page 12 for complete performance information.





for total
return
  12

DECATUR INCOME FUND
AVERAGE ANNUAL RETURNS THROUGH MAY 31, 1998

                          Lifetime   Ten Years   Five Years   Three Years   One Year


Class A (Est. 3/18/57)
Excluding Sales Charge     +12.78%     +14.83%     +19.03%     +25.00%      +25.52%
Including Sales Charge     +12.64%     +14.27%     +17.89%     +22.98%      +19.58%

Class B (Est. 9/6/94)
Excluding Sales Charge     +22.08%                             +23.93%      +24.51%
Including Sales Charge     +21.61%                             +23.27%      +20.51%

Class C (Est. 11/29/95)
Excluding Sales Charge     +23.93%                                          +24.51%
Including Sales Charge     +23.93%                                          +23.51%






DECATUR TOTAL RETURN FUND
AVERAGE ANNUAL RETURNS THROUGH MAY 31, 1998

                          Lifetime   Ten Years   Five Years   Three Years   One Year

Class A (Est. 8/27/86)
Excluding Sales Charge    +15.12%     +16.44%     +19.91%     +26.30%       +26.04%
Including Sales Charge    +14.64%     +15.87%     +18.75%     +24.27%       +20.04%

Class B (Est. 9/6/94)
Excluding Sales Charge    +23.57%                             +25.43%       +25.16%
Including Sales Charge    +23.12%                             +24.80%       +21.16%

Class C (Est. 11/29/95)
Excluding Sales Charge    +24.79%                                           +25.22%
Including Sales Charge    +24.79%                                           +24.22%

RETURN AND SHARE VALUE OF DECATUR TOTAL RETURN FUND AND DECATUR INCOME FUND
FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.  PERFORMANCE
ABOVE INCLUDES REINVESTMENT OF DIVIDENDS AND THE EFFECT OF SALES CHARGES. LIFETIME
PERFORMANCE FOR B AND C SHARES EXCLUDING SALES CHARGE ASSUMES EITHER CONTINGENT
SALES CHARGES DID NOT APPLY OR THE INVESTMENT WAS NOT REDEEMED.

CLASS A shares have a front-end 4.75% maximum sales charge, and a 12b-1 fee (for
Decatur Total Return since inception; for Decatur Income Fund since May 1, 1994).
CLASS B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are subject to a maximum deferred sales charge of up to 4% if redeemed before the end of the sixth year.
CLASS C shares have a 1% annual distribution and service fee and a 1% contingent deferred sales charge if redeemed within 12 months of purchase.

SEC yields for A, B, C and Institutional Class shares were 2.19%, 1.51%, 1.51% and
2.51%, respectively, for Decatur Income Fund and 1.22%, 0.59%, 0.59% and 1.58%, respectively for Decatur Total Return Fund as of May 31, 1998.


Average Annual Institutional Class Returns Through May 31, 1998

                           Lifetime   10 Years   Five Years   One Year   Six Months

Decatur Income Fund        +12.80%     +14.90%     +19.19%     +25.79%     +12.70%
Decatur Total Return Fund  +15.26%     +16.61%     +20.25%     +26.46%     +13.40%

The Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Returns have not been adjusted to eliminate the effect of 12b-1 fees in effect since 1994 that apply to A Class shares.






for total return 13


FINANCIAL STATEMENTS
DELAWARE GROUP EQUITY FUNDS II, INC. -
DECATUR INCOME FUND
STATEMENT OF NET ASSETS
MAY 31, 1998 (UNAUDITED)


                                                NUMBER                 MARKET
                                              OF SHARES                 VALUE

COMMON STOCK - 86.41%
AUTOMOBILES & AUTOMOTIVE PARTS - 4.27%
Ford Motor                                      612,900              $ 31,794,188
General Motors                                  440,400                31,681,275
Tenneco                                       1,075,400                44,763,525
                                                                   --------------
                                                                      108,238,988
                                                                   --------------

BANKING, FINANCE & INSURANCE - 20.93%
AMERICAN GENERAL                               690,900                46,376,663
AON                                            731,550                46,864,922
Bank of Boston                                 376,200                39,642,075
Bankers Trust New York                         205,100                25,329,850
Crestar Financial                              603,900                34,686,506
First Chicago NBD                              401,200                35,079,925
First Union                                    608,468                33,655,886
Fleet Financial Group                          326,000                26,732,000
Mellon Bank                                    576,500                38,877,719
Mercantile Bancorporation                      499,950                25,559,944
National City                                  383,100                25,955,025
PNC Financial Group                            545,600                31,508,400
SAFECO                                         506,300                23,637,881
St. Paul                                       860,400                38,180,250
Summit Bancorp                                 625,100                31,333,138
U.S. Bancorp                                   684,900                26,796,713
                                                                  --------------
                                                                     530,216,897
                                                                  --------------

CABLE, MEDIA & PUBLISHING - 2.84%
MCGRAW-HILL                                    919,700                71,909,044
                                                                  --------------
                                                                      71,909,044
                                                                  --------------

CHEMICALS - 5.51%
duPont(E.I.)deNemours                          288,700                22,229,900
Hercules                                       314,500                13,857,656
HOECHST ADR                                  1,008,500                50,235,906
IMPERIAL CHEMICAL ADR                          712,300                53,155,388
                                                                  --------------
                                                                     139,478,850
                                                                  --------------

CONSUMER PRODUCTS - 3.01%
Kimberly-Clark                                 684,700                33,935,444
Minnesota Mining & Manufacturing               456,800                42,311,100
                                                                  --------------
                                                                      76,246,544
                                                                  --------------

ELECTRONICS & ELECTRICAL EQUIPMENT -  4.37%
AMP                                            184,600                 7,014,800
Eaton                                          232,400                20,872,425
Emerson Electric                               567,000                34,445,250
Thomas & Betts                                 646,300                34,536,656
Whirlpool                                      200,600                13,703,488
                                                                  --------------
                                                                     110,572,619
                                                                  --------------

------------------------
 Top 10 holdings, representing 21.96% of net assets, are printed in bold face.

ENERGY - 9.67%
Atlantic Richfield                             509,100                40,155,263
British Petroleum ADR                          355,833                31,535,699
Chevron                                        396,700                31,686,413
Consolidated Natural Gas                       694,900                39,305,281
Enron                                          444,100                22,260,513
Texaco                                             200                    11,550
USX-Marathon Group                           1,127,700                39,469,500
Williams                                     1,252,300                40,621,481
                                                                  --------------
                                                                     245,045,700
                                                                  --------------

ENVIRONMENTAL SERVICES - 0.43%
Browning Ferris                                304,000                10,811,000
                                                                  --------------
                                                                      10,811,000
                                                                  --------------

FOOD, BEVERAGE & TOBACCO - 7.80%
BESTFOODS                                    1,032,000                58,243,500
ConAgra                                      1,454,100                42,532,425
Fortune Brands                               1,162,100                44,668,219
Heinz (H.J.)                                   456,750                24,236,297
Philip Morris                                  749,000                27,993,875
                                                                  --------------
                                                                     197,674,316
                                                                  --------------

HEALTHCARE & PHARMACEUTICALS - 7.63%
AMERICAN HOME PRODUCTS                       1,294,800                62,555,025
Bausch & Lomb                                  370,700                18,465,494
BAXTER INTERNATIONAL                           913,100                52,217,906
Glaxo Wellcome ADR                             372,500                20,091,719
Pharmacia & Upjohn                             906,100                40,038,294
                                                                  --------------
                                                                     193,368,438
                                                                  --------------

METALS & MINING - 2.07%
Allegheny Teledyne                           1,097,500                25,516,875
Aluminum Company of America                    389,300                27,007,688
                                                                  --------------
                                                                      52,524,563
                                                                  --------------

PAPER & FOREST PRODUCTS - 3.05%
Temple-Inland                                  250,600                14,722,750
Union Camp                                     645,600                35,306,250
Weyerhaeuser                                   534,100                27,138,956
                                                                  --------------
                                                                      77,167,956
                                                                  --------------

RETAIL - 3.35%
MAY DEPARTMENT STORES                          702,700                45,192,394
Penney (J.C.)                                  553,400                39,741,038
                                                                  --------------
                                                                      84,933,432
                                                                  --------------

TELECOMMUNICATIONS - 6.39%
AT&T                                           393,900                23,978,663
Bell Atlantic                                  373,800                34,249,425
Cable & Wireless ADR                           642,900                22,300,594
Frontier                                     1,357,600                41,321,950
GTE                                            683,400                39,850,763
                                                                  --------------
                                                                     161,701,395
                                                                  --------------


14 for total return


TRANSPORTATION & SHIPPING - 1.13%
British Airways ADR                            165,400                17,387,675
Norfolk Southern                               360,400                11,285,025
                                                                  --------------
                                                                      28,672,700
                                                                  --------------

UTILITIES - 1.22%
Southern                                     1,163,900                30,916,094
                                                                  --------------
                                                                      30,916,094
                                                                  --------------

MISCELLANEOUS - 2.74%
PITNEY BOWES                                 1,476,800                69,409,600
                                                                  --------------
                                                                      69,409,600
                                                                  --------------
TOTAL COMMON STOCK (COST $1,804,086,291)                           2,188,888,136
                                                                  --------------


PREFERRED STOCK - 0.24%
CABLE, MEDIA & PUBLISHING -
American Radio Systems 11.375% 1/15/09
     Series B                                      681                    81,039
Granite Broadcasting 12.75% 4/1/09               5,202                 5,955,989
                                                                  --------------
TOTAL PREFERRED STOCK (COST $4,593,156)                                6,037,028
                                                                  --------------



                                              PRINCIPAL
                                               AMOUNT

CORPORATE BONDS - 13.03%
AEROSPACE & DEFENSE - 0.24%
DERLAN Manufacturing sr nts 10.00% 1/15/07  $2,800,000                 2,954,000
K & F Industries sr sub nts 9.25% 10/15/07   1,000,000                 1,032,500
Sequa sr sub nts 9.375% 12/15/03             2,000,000                 2,090,000
                                                                  --------------
                                                                       6,076,500
                                                                  --------------

AUTOMOBILES & AUTOMOTIVE PARTS - 0.39%
JPS Automotive Products sr nts 11.125%
     6/15/01                                 2,000,000                 2,230,000
Motors and Gears sr nts 10.75% 11/15/06      2,000,000                 2,160,000
Ryder Transportation sr sub nts 10.00%
     12/1/06                                 2,550,000                 2,773,125
Venture Holdings Trust sr sub nts 9.75%
     4/1/04                                  2,800,000                 2,842,000
                                                                  --------------
                                                                      10,005,125
                                                                  --------------

BANKING, FINANCE & INSURANCE - 0.25%
DVI sr nts 9.875% 2/1/04                     2,785,000                 2,966,025
First Nationwide Holdings sr sec nts
     9.125% 1/15/03                          2,500,000                 2,643,750
Olympic Financial units 11.50% 3/15/07         650,000                   646,750
                                                                  --------------
                                                                       6,256,525
                                                                  --------------

BUILDINGS & MATERIALS - 0.96%
American Builders and Contractors sr
     unsec sub nts 10.625% 5/15/07           2,225,000                 2,308,438
American Standard sr nts 7.375% 2/1/08       1,000,000                   987,500
American Standard sr nts 10.875% 5/15/99     2,750,000                 2,880,625
Atrium sr sub nts 10.50% 11/15/06            2,150,000                 2,289,750
Collins & Aikman Floorcovers sr sub nts
     10.00% 1/15/07                          3,000,000                 3,150,000
Maxim Group sr nts 9.25% 10/15/07            2,500,000                 2,543,750
Standard Pacific sr nts 8.50% 6/15/07        5,000,000                 5,075,000
Wesco Distribution sr sub nts 9.125%
     6/1/08                                  3,000,000                 2,990,250
Williams Scotsman sr nts 9.875% 6/1/07       2,000,000                 2,080,000
                                                                  --------------
                                                                      24,305,313
                                                                  --------------

CABLE, MEDIA & PUBLISHING - 0.62%
American Banknote units 11.25% 12/1/07         500,000                   510,000
American Lawyer Media sr nts 9.75%
     12/15/07                                  575,000                   599,438
Dialog sr sub nts 11.00% 11/15/07            4,000,000                 4,420,000
Hollinger International Publishing
     sr sub nts 9.25% 3/15/07                2,000,000                 2,100,000
Muzak LP/Muzak Capital unsec sr nts
     10.00% 10/1/03                            180,000                   187,650
Outdoor Communications sr sub nts 9.25%
     8/15/07                                 1,525,000                 1,608,875
Rogers Cablesystems sr sub nts 11.00%
     12/1/15                                   840,000                   987,000
Telewest Communications sr debs 9.625%
     10/1/06                                 3,000,000                 3,142,500
Von Hoffman Press sr sub nts 10.375%
     5/15/07                                 2,100,000                 2,260,125
                                                                  --------------
                                                                      15,815,588
                                                                  --------------

CHEMICALS - 0.63%
BPC Holding sr nts 12.50% 6/15/06            2,000,000                 2,210,000
Envirodyne sr nts 10.25% 12/1/01             5,000,000                 5,037,500
Huntsman sr sub nts 9.50% 7/1/07             2,000,000                 2,055,000
Octel Developments sr nts 10.00% 5/1/06      2,000,000                 2,040,000
RBX sr sub nts 11.25% 10/15/05               2,000,000                 1,580,000
Sterling Chemicals
     sr sub nts 11.25% 4/1/07                2,000,000                 1,995,000
     sr sub nts 11.75% 8/15/06               1,000,000                 1,007,500
                                                                  --------------
                                                                      15,925,000
                                                                  --------------

COMPUTERS & TECHNOLOGY - 0.13%
Axiohm Transaction Solutions unsec sr
     sub nts 9.75% 10/1/07                   3,225,000                 3,297,563
                                                                  --------------
                                                                       3,297,563
                                                                  --------------

CONSUMER PRODUCTS - 0.30%
Calmar sr sub nts 11.50% 8/15/05             1,000,000                 1,075,000
Fedders North America sr sub nts 9.375%
     8/15/07                                 1,000,000                 1,017,500
Revlon sr nts 9.50% 6/1/99                   1,500,000                 1,545,000
Revlon Consumer Products sr sub nts
     8.625% 2/1/08                           4,000,000                 4,010,000
                                                                  --------------
                                                                       7,647,500
                                                                  --------------

ELECTRONICS & ELECTRICAL EQUIPMENT - 0.63%
Fairchild Semiconductor sr sub nts
     10.125% 3/15/07                         1,730,000                 1,794,875
HCC Industries sr sub nts 10.75% 5/15/07     2,925,000                 3,100,500
Insilco sr sub nts 10.25% 8/15/07            1,200,000                 1,261,500
International Logistics Limited sr nts
     9.75% 10/15/07                          9,000,000                 8,842,500
Phase Metrics sr nts 10.75% 2/1/05           1,000,000                   992,500
                                                                  --------------
                                                                      15,991,875
                                                                  --------------

ENERGY - 1.39%
Canadian Forest Oil Limited unsec sr
     sub nts 8.75% 9/15/07                   1,500,000                 1,507,500
Chiles Offshore sr nts 10.00% 5/1/08         4,000,000                 3,930,000
Costilla Energy
     sr nts 10.25% 10/1/06                   1,440,000                 1,454,400
     sr nts  10.25% 10/1/06                  3,000,000                 3,030,000
First Wave Marine sr nts 11.00% 2/1/08         500,000                   535,000
Gothic Production sr nts 11.125% 5/1/05      5,000,000                 4,912,500
Grant Geophysical sr nts 9.75% 2/15/08       2,000,000                 1,995,000
KCS Energy sr sub nts 8.875% 1/15/08         2,350,000                 2,285,375


for total return 15


P & L Coal Holdings sr sub nts 9.625%
     5/15/08                                 4,000,000                 4,095,000
Panaco unsec sr sub nts 10.625% 10/1/04      3,000,000                 3,030,000
Southwest Royalties sr nts 10.50% 10/15/04   2,850,000                 2,586,375
Transamerican Energy sr nts 11.50% 6/15/02   2,000,000                 1,915,000
United Refining sr unsec nts 10.75% 6/15/07  2,000,000                 1,990,000
Wiser Oil sr sub nts 9.50% 5/15/07           2,000,000                 1,925,000
                                                                  --------------
                                                                      35,191,150
                                                                  --------------

FOOD, BEVERAGE & TOBACCO - 0.73%
Ameriserv Food Distributors sr nts 8.875%
     10/15/06                                4,000,000                 4,125,000
Aurora Foods sr sub nts 9.875% 2/15/07       1,200,000                 1,287,000
Core-Mark International sr sub nts 11.375%
     9/15/03                                   400,000                   427,000
Cott sr nts 8.50% 5/1/07                     3,000,000                 2,910,000
Delta Beverage Group sr nts 9.75% 12/15/03   4,500,000                 4,702,500
DiGiorgio sr nts 10.00% 6/15/07              2,000,000                 2,020,000
International Home Foods sr sub nts
     10.375% 11/1/06                         2,755,000                 3,061,494
                                                                  --------------
                                                                      18,532,994
                                                                  --------------

HEALTHCARE & PHARMACEUTICALS - 0.20%
Kinetic Concepts sr sub nts 9.625%
     11/1/07                                 3,500,000                 3,561,250
Paracelsus Healthcare sr sub nts 10.00%
     8/15/06                                 1,455,000                 1,495,013
                                                                  --------------
                                                                       5,056,263
                                                                  --------------

INDUSTRIAL MACHINERY - 0.25%
Interlake sr nts 12.125% 3/1/02              1,200,000                 1,239,000
Outboard Marine sr nts 10.75% 6/1/08         3,000,000                 3,033,750
Spinnaker Industries sr nts 10.75%
     10/15/06                                2,000,000                 2,080,000
                                                                  --------------
                                                                       6,352,750
                                                                  --------------

LEISURE, LODGING & ENTERTAINMENT - 1.43%
AFC Enterprises sr sub nts 10.25% 5/15/07    1,450,000                 1,540,625
Alliance Gaming sr sub nts 10.00% 8/1/07     6,500,000                 6,711,250
AMC Entertainment sr sub nts 9.50% 3/15/09   1,900,000                 1,966,500
Bally Total Fitness Holdings sr sub nts
     9.875% 10/15/07                         2,000,000                 2,080,000
Cinemark USA
     Series C sr sub nts 9.625% 8/1/08       5,000,000                 5,175,000
     sr sub nts 9.625% 8/1/08                2,000,000                 2,070,000
Eldorado Resorts LLC sr sub nts 10.50%
     8/15/06                                 2,000,000                 2,200,000
Grand Casinos unsec sr nts 9.00% 10/15/04    3,500,000                 3,657,500
Hollywood Theaters unsec sr sub nts
     10.625% 8/1/07                            825,000                   892,031
Regal Cinemas sr sub nts 9.50% 6/1/08        5,000,000                 5,037,500
Town Sports International unsec sr nts
     9.75% 10/15/04                          3,000,000                 3,015,000
Trump-Atlantic City 1st mtg nts 11.25%
     5/1/06                                  1,900,000                 1,866,750
                                                                  --------------
                                                                      36,212,156
                                                                  --------------

METALS & MINING - 0.30%
Anker Coal Group sr nts 9.75% 10/1/07        2,000,000                 1,945,000
Centaur Mining & Exploration nts 11.00%
     12/1/07                                 2,000,000                 2,087,500
Commonwealth Aluminum sr sub nts 10.75%
     10/1/06                                 1,000,000                 1,077,500
Weirton Steel sr nts 11.375% 7/1/04          1,500,000                 1,631,250
WHX sr nts 10.50% 4/15/05                      750,000                   776,250
                                                                  --------------
                                                                       7,517,500
                                                                  --------------

PACKAGING & CONTAINERS - 0.63%
Gaylord Container sr nts 9.75% 6/15/07       4,500,000                 4,635,000
Huntsman Packaging sr sub nts 9.125%
     10/1/07                                 3,325,000                 3,395,656
Riverwood International
     unsec sr nts 10.25% 4/1/06              1,000,000                 1,035,000
     unsec sr sub nts 10.875% 4/1/08           650,000                   663,000
Stone Container
     sr nts 10.75% 10/1/02                   3,785,000                 4,049,950
     sr sub units 12.25% 4/1/02              1,000,000                 1,028,750
     sr nts 12.625% 7/15/98                  1,000,000                 1,030,000
                                                                  --------------
                                                                      15,837,356
                                                                  --------------

PAPER & FOREST PRODUCTS - 0.27%
CEX Holdings sr sub nts 9.625% 6/1/08        2,000,000                 2,045,000
Doman Industries Limited sr nts 8.75%
     3/15/04                                 3,120,000                 3,088,800
Four M sr nts 12.00% 6/1/06                    450,000                   481,500
Pacific Lumber sr nts 10.50% 3/1/03          1,075,000                 1,116,656
                                                                  --------------
                                                                       6,731,956
                                                                  --------------

REAL ESTATE - 0.03%
Engle Homes sr nts 9.25% 2/1/08                700,000                   710,500
                                                                  --------------
                                                                         710,500
                                                                  --------------

RETAIL - 0.75%
Advance Stores sr sub nts 10.25% 4/15/08       500,000                   517,500
Amscan Holdings sr sub nts 9.875% 12/15/07     650,000                   677,625
Chief Auto Parts sr nts 10.50% 5/15/05       3,038,000                 3,425,345
Cole National Group sr sub nts 9.875%
     12/31/06                                2,500,000                 2,693,750
Fleming
     sr sub nts 10.50% 12/1/04               1,000,000                 1,040,000
     sr nts 10.625% 12/15/01                 5,000,000                 5,350,000
Frank's Nursery and Crafts sr sub nts
     10.25% 3/1/08                             500,000                   497,500
Petro Stopping Centers sr nts 10.50% 2/1/07  1,000,000                 1,080,000
Shoppers Food Warehouse sr nts 9.75%
     6/15/04                                 2,000,000                 2,240,000
Wilsons The Leather Expert sr nts 11.25%
     8/15/04                                 1,500,000                 1,567,500
                                                                  --------------
                                                                      19,089,220
                                                                  --------------

TELECOMMUNICATIONS - 0.68%
BTI Telecom sr nts 10.50% 9/15/07              650,000                   682,500
Global Crossing Holdings Limited sr nts
     9.625% 5/15/08                          3,000,000                 3,097,500
Intermedia Communication sr nts 8.60%
     6/1/08                                  5,000,000                 5,062,500
Iridium LLC/Capital sr nts 11.25% 7/15/05    5,000,000                 5,068,750
JACOR Communications unsec sr sub nts
     9.75% 12/15/06                            775,000                   842,813
Paging Network sr sub nts 10.125% 8/1/07     1,235,000                 1,289,031
Rogers Communications sr nts 8.875%
     7/15/07                                 1,165,000                 1,176,650
                                                                  --------------
                                                                      17,219,744
                                                                  --------------

TEXTILES, APPAREL & FURNITURE - 0.22%
Anvil Knitwear sr nts 10.875% 3/15/07          450,000                   466,875
GFSI sr sub nts 9.625% 3/1/07                1,100,000                 1,164,625
Ntex sr nts 11.50% 6/1/06                    2,000,000                 2,000,000
Synthetic Industries sr sub nts 9.25%
     2/15/07                                 1,750,000                 1,820,000
                                                                  --------------
                                                                       5,451,500
                                                                  --------------


16 for total return


TRANSPORTATION & SHIPPING - 0.62%
Alpha Shipping sr nts 9.50% 2/15/08          1,000,000                   967,500
Atlantic Express sr sec nts 10.75% 2/1/04      900,000                   958,500
Blue Bird Body sr nts 10.75% 11/15/06        2,700,000                 2,983,500
Chemical Leaman sr nts 10.375% 6/15/05       1,915,000                 2,029,900
MC Shipping sr nts 11.25% 3/1/08               500,000                   504,375
Navigator Gas Transport units 12.00%
     6/30/07                                 1,250,000                 1,431,250
Stena Line AB sr nts 10.625% 6/1/08          4,050,000                 4,110,750
Viking Star Shipping 1st pfd mtg nts
     9.625% 7/15/03                          2,579,000                 2,704,726
                                                                  --------------
                                                                      15,690,501
                                                                  --------------

UTILITIES - 0.47%
AES sr sub nts 10.25% 7/15/06                3,000,000                 3,300,000
Calpine
     sr nts 8.75% 7/15/07                    4,000,000                 4,130,000
     sr nts 10.50% 5/15/06                   2,000,000                 2,195,000
Midland Funding II sr sub debs 11.75%
     7/23/05                                 2,000,000                 2,380,000
                                                                  --------------
                                                                      12,005,000
                                                                  --------------

MISCELLANEOUS - 0.91%
ATC Group Services sr sub nts 12.00%
     1/15/08                                   500,000                   505,000
Dyncorp sr sub nts 9.50% 3/1/07              1,000,000                 1,031,250
EV International sr sub nts 11.00% 3/15/07   2,000,000                 1,890,000
Graphic Controls sr sub nts 12.00% 9/15/05   2,500,000                 2,806,250
Iron Mountain unsec sr sub nts 10.125%
     10/1/06                                   330,000                   359,700
Knoll sr sub nts 10.875% 3/15/06             1,298,000                 1,481,343
Loomis Fargo sr sub nts 10.00% 1/15/04       4,695,000                 4,741,950
MSX International sr sub nts 11.375%
     1/15/08                                   500,000                   515,000
Neff sr sub nts 10.25% 6/1/08                4,000,000                 4,020,000
Pierce Leahy sr sub nts 9.125% 7/15/07       2,000,000                 2,060,000
Rayovac sr sub nts 10.25% 11/1/06            3,252,000                 3,605,655
                                                                  --------------
                                                                      23,016,148
                                                                  --------------
TOTAL CORPORATE BONDS (COST $320,724,649)                            329,935,727
                                                                  --------------


REPURCHASE AGREEMENTS - 0.23%
With Chase Manhattan 5.53% 6/1/98
     (dated 5/29/98, collateralized by
     $2,999,000 U.S. Treasury Notes 6.00%
     due 7/31/02, market value
     $3,101,052)                             3,036,000                 3,036,000
With J.P. Morgan Securities 5.55% 6/1/98
     (dated 5/29/98, collateralized by
     $2,904,000 U.S. Treasury Notes 6.00%
     due 6/30/99, market value
     $2,988,895)                             2,928,000                 2,928,000
                                                                  --------------
TOTAL REPURCHASE AGREEMENTS
     (cost $5,964,000)                                                 5,964,000
                                                                  --------------

TOTAL MARKET VALUE OF SECURITIES - 99.91%
     (cost $2,135,368,096)                                        $2,530,824,891
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 0.09%                2,313,777
                                                                  --------------
NET ASSETS APPLICABLE TO 116,455,815 SHARES
     ($1 PAR VALUE) OUTSTANDING - 100.00%                         $2,533,138,668
                                                                  ==============

NET ASSET VALUE - DECATUR INCOME FUND A CLASS
     ($2,061,756,067 / 94,759,011 SHARES)                                 $21.76
                                                                          ======

NET ASSET VALUE - DECATUR INCOME FUND B CLASS
     ($163,134,388 / 7,527,390 SHARES)                                    $21.67
                                                                          ======

NET ASSET VALUE - DECATUR INCOME FUND C CLASS
     ($21,477,456 / 986,419 SHARES)                                       $21.77
                                                                          ======

NET ASSET VALUE - DECATUR INCOME FUND INSTITUTIONAL CLASS
     ($286,770,757 / 13,182,995 SHARES)                                   $21.75
                                                                          ======


------------------------
SUMMARY OF ABBREVIATIONS:
ADR - American Depository Receipt          nts - notes          sr - senior
debs - debentures                          pfd - preferred      sub - subordinated
mtg - mortgage                             sec - secured        unsec - unsecured

COMPONENTS OF NET ASSETS AT MAY 31, 1998:
Common Stock, $1 par value, 250,000,000 shares authorized to the Fund with 100,000,000 shares allocated to Decatur Income
     Fund A Class, 50,000,000 shares allocated to Decatur Income
     Fund B Class, 50,000,000 shares allocated to Decatur Income
     Fund C Class, and 50,000,000 shares allocated to Decatur
     Income Fund Institutional Class                              $1,914,209,959
Undistributed net investment income                                    4,318,862
Accumulated net realized gain on investments                         219,153,052
Net unrealized appreciation of investments                           395,456,795
                                                                  --------------
Total net assets                                                  $2,533,138,668
                                                                  ==============

NET ASSET VALUE AND OFFERING PRICE PER SHARE - A CLASS:
Net Asset Value A Class (A)                                               $21.76
Sales Charge (4.75% of offering price or 5.01% of the amount
     invested per share) (B)                                                1.09
                                                                          ------
Offering price                                                            $22.85
                                                                          ======

------------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more.

See accompanying notes




for total return 17


FINANCIAL STATEMENTS
DELAWARE GROUP EQUITY FUNDS II, INC. -
DECATUR TOTAL RETURN FUND
STATEMENT OF NET ASSETS
MAY 31, 1998 (UNAUDITED)


                                                NUMBER                 MARKET
                                              OF SHARES                 VALUE

COMMON STOCK - 99.39%
AUTOMOBILES & AUTOMOTIVE PARTS - 5.06%
Ford Motor                                     425,100              $ 22,052,063
General Motors                                 283,200                20,372,700
Tenneco                                        641,100                26,685,788
                                                                  --------------
                                                                      69,110,551
                                                                  --------------

BANKING, FINANCE & INSURANCE - 23.65%
AMERICAN GENERAL                               439,000                29,467,875
Aon                                            375,750                24,071,484
Bank of Boston                                 249,500                26,291,063
Bankers Trust New York                         137,000                16,919,500
Crestar Financial                              385,000                22,113,438
First Chicago NBD                              226,700                19,822,081
First Union                                    405,128                22,408,642
Fleet Financial Group                          196,100                16,080,200
Mellon Bank                                    346,700                23,380,581
Mercantile Bancorporation                      335,200                17,137,100
National City                                  228,400                15,474,100
PNC Financial Group                            325,100                18,774,525
SAFECO                                         313,300                14,627,194
St. Paul                                       510,600                22,657,875
Summit Bancorp                                 354,120                17,750,265
U.S. Bancorp                                   410,700                16,068,638
                                                                  --------------
                                                                     323,044,561
                                                                  --------------

CABLE, MEDIA & PUBLISHING - 3.14%
MCGRAW-HILL                                    547,800                42,831,141
                                                                  --------------
                                                                      42,831,141
                                                                  --------------

CHEMICALS - 7.15%
duPont(E.I.)deNemours                          222,100                17,101,700
Hercules                                       288,700                12,720,844
HOECHST ADR                                    683,600                34,051,825
IMPERIAL CHEMICAL ADR                          453,500                33,842,438
                                                                  --------------
                                                                      97,716,807
                                                                  --------------

CONSUMER PRODUCTS - 3.35%
Kimberly-Clark                                 413,300                20,484,181
Minnesota Mining & Manufacturing               273,200                25,305,150
                                                                  --------------
                                                                      45,789,331
                                                                  --------------

ELECTRONICS & ELECTRICAL EQUIPMENT - 5.39%
AMP                                            114,100                 4,335,800
Eaton                                          178,400                16,022,550
Emerson Electric                               394,700                23,978,025
Thomas & Betts                                 374,500                20,012,344
Whirlpool                                      136,100                 9,297,331
                                                                  --------------
                                                                      73,646,050
                                                                  --------------

------------------------
 Top 10 holdings, representing 24.37% of net assets, are printed in bold face.

ENERGY - 11.20%
Atlantic Richfield                             313,400                24,719,425
British Petroleum ADR                          216,372                19,175,968
Chevron                                        302,200                24,138,225
Consolidated Natural Gas                       417,900                23,637,469
Enron                                          338,200                16,952,275
Texaco                                             200                    11,550
USX-Marathon Group                             659,000                23,065,000
Williams                                       654,200                21,220,613
                                                                  --------------
                                                                     152,920,525
                                                                  --------------

ENVIRONMENTAL SERVICES - 0.84%
Browning Ferris                                321,500                11,433,344
                                                                  --------------
                                                                      11,433,344
                                                                  --------------


FOOD, BEVERAGE & TOBACCO - 8.67%
BESTFOODS                                      596,100                33,642,394
ConAgra                                        839,700                24,561,225
Fortune Brands                                 692,200                26,606,438
Heinz (H.J.)                                   263,750                13,995,234
Philip Morris                                  526,100                19,662,988
                                                                  --------------
                                                                     118,468,279
                                                                  --------------

HEALTHCARE & PHARMACEUTICALS - 8.49%
AMERICAN HOME PRODUCTS                         738,600                35,683,613
Bausch & Lomb                                  180,300                 8,981,194
BAXTER INTERNATIONAL                           547,700                31,321,594
Glaxo Wellcome ADR                             280,900                15,151,044
Pharmacia & Upjohn                             561,000                24,789,188
                                                                  --------------
                                                                     115,926,633
                                                                  --------------

METALS & MINING - 2.21%
Allegheny Teledyne                             599,800                13,945,350
Aluminum Company of America                    233,600                16,206,000
                                                                  --------------
                                                                      30,151,350
                                                                  --------------

PAPER & FOREST PRODUCTS - 2.93%
Temple-Inland                                  161,500                 9,488,125
Union Camp                                     262,900                14,377,344
Weyerhaeuser                                   317,000                16,107,563
                                                                  --------------
                                                                      39,973,032
                                                                  --------------

RETAIL - 3.81%
MAY DEPARTMENT STORES                          435,000                27,975,938
Penney (J.C.)                                  334,600                24,028,463
                                                                  --------------
                                                                      52,004,401
                                                                  --------------


18 for total return


TELECOMMUNICATIONS - 8.13%
AT&T                                           241,600                14,707,400
Bell Atlantic                                  187,600                17,188,850
Cable & Wireless ADR                           444,000                15,401,250
FRONTIER                                       879,200                26,760,650
GTE                                            380,800                22,205,400
SBC Communications                             379,600                14,756,950
                                                                  --------------
                                                                     111,020,500
                                                                  --------------

TRANSPORTATION & SHIPPING - 1.30%
British Airways ADR                             98,300                10,333,788
Norfolk Southern                               234,800                 7,352,175
                                                                  --------------
                                                                      17,685,963
                                                                  --------------

UTILITIES - 1.34%
Southern                                       690,400                18,338,750
                                                                  --------------
                                                                      18,338,750
                                                                  --------------

MISCELLANEOUS - 2.73%
PITNEY BOWES                                   793,200                37,280,400
                                                                  --------------
                                                                      37,280,400
                                                                  --------------

TOTAL COMMON STOCK (COST $1,114,628,225)                           1,357,341,618
                                                                  --------------


                                              PRINCIPAL
                                               AMOUNT

REPURCHASE AGREEMENTS - 0.68%
With Chase Manhattan 5.53% 6/1/98
     (dated 5/29/98, collateralized by
     $4,670,000 U.S. Treasury Notes
     6.00% due 7/31/02, market
     value $4,828,365)                      $4,726,000                 4,726,000
With J.P. Morgan Securities 5.55% 6/1/98
     (dated 5/29/98, collateralized by
     $4,521,000 U.S. Treasury Notes
     6.00% due 6/30/99, market value
     $4,653,735)                             4,560,000                 4,560,000
                                                                  --------------
TOTAL REPURCHASE AGREEMENTS
     (COST $9,286,000)                                                 9,286,000
                                                                  --------------


TOTAL MARKET VALUE OF SECURITIES - 100.07%
     (COST $1,123,914,225)                                        $1,366,627,618
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS - (0.07%)               (935,393)
                                                                  --------------

NET ASSETS APPLICABLE TO 70,668,654 SHARES
     ($1 PAR VALUE) OUTSTANDING - 100.00%                         $1,365,692,225
                                                                  ==============

NET ASSET VALUE - DECATUR TOTAL RETURN FUND A CLASS
     ($1,007,869,251 / 52,133,097 SHARES)                                 $19.33
                                                                          ======

NET ASSET VALUE - DECATUR TOTAL RETURN FUND B CLASS
     ($197,319,405 / 10,229,239 SHARES)                                   $19.29
                                                                          ======

NET ASSET VALUE - DECATUR TOTAL RETURN FUND C CLASS
     ($42,675,600 / 2,216,686 SHARES)                                     $19.25
                                                                          ======

NET ASSET VALUE - DECATUR TOTAL RETURN FUND INSTITUTIONAL
     CLASS ($117,827,969 / 6,089,632 SHARES)                              $19.35
                                                                          ======

------------------------
ADR - American Depository Receipt

COMPONENTS OF NET ASSETS AT MAY 31, 1998:
Common Stock, $1 par value, 250,000,000 shares authorized
     to the Fund with 100,000,000 shares allocated to Decatur
     Total Return Fund A Class, 50,000,000 shares allocated to
     Decatur Total Return Fund B Class, 50,000,000 shares
     allocated to Decatur Total Return Fund C Class, and
     50,000,000 shares allocated to Decatur Total Return Fund
     Institutional Class
                                                                  $1,022,603,285
Undistributed net investment income                                    3,884,613
Accumulated net realized gain on investments                          96,490,934
Net unrealized appreciation of investments                           242,713,393
                                                                  --------------
Total net assets                                                  $1,365,692,225
                                                                  ==============

NET ASSET VALUE AND OFFERING PRICE PER SHARE - A CLASS:
Net Asset Value A Class (A)                                               $19.33
Sales Charge (4.75% of offering price or 4.97% of the amount
     invested per share) (B)                                                0.96
                                                                          ------
Offering price                                                            $20.29
                                                                          ======

------------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more.

See accompanying notes



for total return 19




DELAWARE GROUP EQUITY FUNDS II, INC.
STATEMENTS OF OPERATIONS
SIX MONTHS ENDED MAY 31, 1998
(UNAUDITED)


                                                        DECATUR           DECATUR TOTAL
                                                      INCOME FUND          RETURN FUND

INVESTMENT INCOME:
Dividends                                           $  27,415,954    $  15,860,458
Interest                                               15,898,650          681,645
                                                   --------------   --------------
                                                       43,314,604       16,542,103
                                                   --------------   --------------

EXPENSES:
Management fees                                         5,992,112        3,617,897
Distribution expense                                    2,817,084        2,297,881
Dividend disbursing and transfer agent fees
  and expenses                                          1,613,576        1,223,611
Accounting and administration                             550,081          306,855
Reports and statements to shareholders                    159,500          111,813
Taxes (other than taxes on income)                        107,595           45,882
Registration fees                                          70,210           46,930
Custodian fees                                             43,384            6,036
Professional fees                                          28,150           10,650
Directors' fees                                            21,120           11,212
Other                                                      52,605           41,286
                                                   --------------   --------------
                                                       11,455,417        7,720,053
                                                   --------------   --------------

NET INVESTMENT INCOME                                  31,859,187        8,822,050
                                                   --------------   --------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investment transactions          225,129,742       98,977,944
Net change in unrealized appreciation on
  investment transactions                              31,776,591       42,100,770
                                                   --------------   --------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS       256,906,333      141,078,714
                                                   --------------   --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS $288,765,520     $149,900,764
                                                   ==============   ==============


See accompanying notes



20 for total return




DELAWARE GROUP EQUITY FUNDS II, INC.
STATEMENTS OF CHANGES IN NET ASSETS
MAY 31, 1998


                          DECATUR INCOME FUND     DECATUR TOTAL RETURN FUND
                     -----------------------------------------------------------
                           SIX MONTHS        YEAR        SIX MONTHS      YEAR
                             ENDED          ENDED          ENDED        ENDED
                           5/31/98         11/30/97       5/31/98      11/30/97
                          (UNAUDITED)                   (UNAUDITED)

INCREASE IN NET ASSETS
FROM OPERATIONS:
Net investment income  $  31,859,187  $  60,681,557  $   8,822,050  $  14,374,069
Net realized gain on
investment transactions  225,129,742    313,528,087     98,977,944    118,411,596
Net change in
unrealized
appreciation              31,776,591     92,817,837     42,100,770     73,054,945
                       -------------  -------------  -------------  -------------
Net increase in net
assets resulting
from operations          288,765,520    467,027,481    149,900,764    205,840,610
                       -------------  -------------  -------------  -------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment
income:
     A Class             (23,287,564)   (50,434,466)    (5,804,986)   (13,730,775)
     B Class                (964,620)    (1,982,699)      (424,756)      (845,781)
     C Class                (122,746)      (215,950)       (85,273)      (141,173)
     Institutional Class  (3,557,213)    (8,136,700)      (771,615)    (1,274,443)
Net realized gain on
investment transactions:
     A Class            (258,801,828)  (202,786,937)   (93,764,367)   (70,806,628)
     B Class             (17,106,645)    (7,925,263)   (15,007,510)    (5,885,390)
     C Class              (2,124,083)      (667,229)    (2,946,080)      (833,086)
     Institutional
     Class               (39,093,334)   (30,836,157)    (8,735,336)    (4,917,869)
                       -------------  -------------  -------------  -------------
                        (345,058,033)  (302,985,401)  (127,539,923)   (98,435,145)
                       -------------  -------------  -------------  -------------

CAPITAL SHARE
TRANSACTIONS:
Proceeds from shares
sold:
     A Class             100,815,026    127,046,258    114,384,129    159,597,090
     B Class              34,629,360     53,496,669     51,714,031     73,054,276
     C Class               5,529,870      9,608,934     14,793,777     17,429,244
     Institutional
     Class                31,701,999     29,459,747     35,900,808     29,259,960
Net asset value of
shares issued upon
reinvestment of
dividends from net
investment income
and distributions
of net realized
gain on
investment
transactions:
     A Class             253,628,835    225,289,553     95,090,163     80,559,736
     B Class              16,257,784      8,786,781     14,644,734      6,377,205
     C Class               2,025,661        755,724      2,949,105        957,519
     Institutional
     Class                42,362,816     38,511,526      9,507,063      6,192,312
                       -------------  -------------  -------------  -------------
                         486,951,351    492,955,192    338,983,810    373,427,342
                       -------------  -------------  -------------  -------------

Cost of shares
repurchased:
     A Class            (153,719,127)  (194,261,594)   (81,581,106)  (133,127,920)
     B Class              (8,654,354)    (8,907,680)    (8,022,734)    (9,380,873)
     C Class              (1,155,062)    (1,033,773)    (1,998,026)    (1,953,803)
     Institutional
     Class               (57,625,813)   (55,044,707)    (8,686,919)    (9,662,151)
                       -------------  -------------  -------------  -------------
                        (221,154,356)  (259,247,754)  (100,288,785)  (154,124,747)
                       -------------  -------------  -------------  -------------

Increase in net
assets derived from
capital share
transactions             265,796,995    233,707,438    238,695,025    219,302,595
                       -------------  -------------  -------------  -------------

NET INCREASE IN NET
ASSETS                   209,504,482    397,749,518    261,055,866    326,708,060

NET ASSETS:
Beginning of year      2,323,634,186  1,925,884,668  1,104,636,359    777,928,299
                      -------------- -------------- -------------- --------------

End of year           $2,533,138,668 $2,323,634,186 $1,365,692,225 $1,104,636,359
                      ============== ============== ============== ==============


See accompanying notes






for total return 21


DELAWARE GROUP EQUITY FUNDS II, INC.
FINANCIAL HIGHLIGHTS

Selected data for
each share of the
Fund outstanding
throughout each
period were as
follows:

                         DECATUR INCOME FUND A CLASS
     ----------------------------------------------------------------------------
                          SIX MONTHS
                            ENDED                   YEAR ENDED NOVEMBER 30,
                          5/31/982         1997              1996
                        (UNAUDITED)

Net asset value,
beginning of
period                   $22.580          $21.320          $19.070

Income from
investment
operations:
     Net
     investment
     income                0.280            0.600            0.650
     Net realized
     and unrealized
     gain (loss)
     on investments        2.220            3.940            3.630
                       ---------        ---------        ---------
     Total from
     investment
     operations            2.500            4.540            4.280
                       ---------        ---------        ---------

Less dividends
and distributions:
     Dividends
     from net
     investment
     income               (0.250)          (0.600)          (0.690)
     Distributions
     from net
     realized gain
     on investment
     transactions         (3.070)          (2.680)          (1.340)
                       ---------        ---------        ---------

     Total
     dividends
     and
     distributions        (3.320)          (3.280)          (2.030)
                       ---------        ---------        ---------

Net asset value,
end of period            $21.760          $22.580          $21.320
                       =========        =========        =========

Total return1              12.61%           24.78%           24.47%

Ratios and
supplemental data:
     Net assets,
     end of period
     (000
      omitted)        $2,061,756       $1,906,726       $1,616,315

     Ratio of
     expenses
     to average
     net assets             0.90%            0.88%            0.85%
     Ratio of net
     investment
     income to
     average net
     assets                 2.61%            2.87%            3.40%
     Portfolio
     turnover                 88%              90%             101%

                                  YEAR ENDED NOVEMBER 30,

                           1995             1994             1993
Net asset value,
beginning of
period                   $15.570          $18.240          $17.200

Income from
investment
operations:
     Net
     investment
     income                0.700            0.670            0.780
     Net realized
     and unrealize
     gain (loss)
     on investments        3.910           (0.730)           1.790
                       ---------        ---------        ---------
     Total from
     investment
     operations            4.610           (0.060)           2.570
                       ---------        ---------        ---------

Less dividends
and distributions:
     Dividends
     from net
     investment
     income               (0.690)          (0.860)          (0.680)
     Distributions
     from net
     realized gain
     on investment
     transactions         (0.420)          (1.750)          (0.850)
                       ---------        ---------        ---------

     Total
     dividends
     and
     distributions        (1.110)          (2.610)          (1.530)
                       ---------        ---------        ---------

Net asset value,
end of period            $19.070          $15.570          $18.240
                       =========        =========        =========

Total return1              31.02%           (0.57%)          15.85%

Ratios and
supplemental data:
     Net assets,
     end of period
     (000
      omitted)        $1,382,693       $1,153,884       $1,512,194
     Ratio of
     expenses
     to average
     net assets             0.87%            0.81%            0.71%
     Ratio of net
     investment
     income to
     average net
     assets                 4.03%            3.92%            4.34%
     Portfolio
     turnover                 74%              92%              80%






                                       DECATUR INCOME FUND B CLASS
     ----------------------------------------------------------------------------------
                       SIX MONTHS     YEAR        YEAR          YEAR         9/6/943
                         ENDED        ENDED       ENDED        ENDED            TO
                       5/31/982     11/30/97    11/30/96      11/30/95       11/30/94
                     (UNAUDITED)



Net asset value,
beginning of
period                $22.480       $21.260       $19.030        $15.550       $16.590

Income from
investment
operations:
     Net investment
     income             0.200         0.450         0.500          0.560         0.150
     Net realized
     and unrealized
     gain (loss) on
     investments        2.200         3.900         3.610          3.890        (1.020)
                 ------------  ------------  ------------   ------------  ------------
     Total from
     investment
     operations         2.400         4.350         4.110          4.450        (0.870)
                 ------------  ------------  ------------   ------------  ------------

Less dividends
     and
     distributions:
     Dividends
     from net
     investment
     income            (0.140)       (0.450)       (0.540)        (0.550)       (0.170)
     Distributions
     from net
     realized
     gain on
     investment
     transactions      (3.070)       (2.680)       (1.340)        (0.420)         none
                 ------------  ------------  ------------   ------------  ------------

     Total
     dividends
     and
     distributions     (3.210)       (3.130)       (1.880)        (0.970)       (0.170)
                 ------------  ------------  ------------   ------------  ------------

Net asset value,
end of period         $21.670       $22.480       $21.260        $19.030       $15.550
                 ============  ============  ============   ============  ============

Total return1          12.14%        23.73%        23.43%         29.85%        (5.27%)

Ratios and
supplemental
data:
     Net assets,
     end of period
     (000 omitted)   $163,134      $123,180       $60,689        $19,665        $2,765
     Ratio of
     expenses to
     average net
     assets             1.70%         1.68%         1.69%          1.74%         1.70%
     Ratio of net
     investment
     income to
     average net
     assets             1.81%         2.07%         2.56%          3.16%         3.30%
     Portfolio
     turnover             88%           90%          101%            74%           92%

------------------------
1 Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase of A Class shares. Does not include contingent deferred sales charge which varies from 1-4% depending upon the holding period for Class B and Class C shares.
2 Ratios have been annualized and total return has not been annualized.
3 Date of initial public offering; ratios have been annualized and total return has not been annualized.






22 for total return


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                   DECATUR INCOME FUND C CLASS
     -----------------------------------------------------------------------------------
                         SIX MONTHS        YEAR        YEAR        11/29/953
                           ENDED          ENDED       ENDED           TO
                         5/31/982       11/30/97     11/30/96      11/30/95
                        (UNAUDITED)

Net asset value,
beginning of period      $22.570        $21.330      $19.080        $19.150

Income from
investment
operations:
     Net investment
     income                0.200          0.460        0.510          0.040
     Net realized
     and unrealized
     gain (loss) on
     investments           2.210          3.910        3.630         (0.060)
                     -----------    -----------  -----------    -----------
     Total from
     investment
     operations            2.410          4.370        4.140         (0.020)
                     -----------    -----------  -----------    -----------

Less dividends
and distributions:
     Dividends
     from net
     investment
     income               (0.140)        (0.450)      (0.550)        (0.050)
     Distributions
     from net
     realized
     gain on
     investment
     transactions         (3.070)        (2.680)      (1.340)            --
                     -----------    -----------  -----------    -----------

     Total
     dividends and
     distributions        (3.210)        (3.130)      (1.890)        (0.050)
                     -----------    -----------  -----------    -----------

Net asset value,
end of period            $21.770        $22.570      $21.330        $19.080
                     ===========    ===========  ===========    ===========

Total return1             12.14%         23.75%       23.47%              4

Ratios and
supplemental data:
     Net assets,
     end of period
     (000 omitted)       $21,477        $15,343       $4,833             $5
     Ratio of
     expenses to
     average net
     assets                1.70%          1.68%        1.69%              4
     Ratio of net
     investment
     income to
     average net
     assets                1.81%          2.07%        2.56%              4
     Portfolio
     turnover                88%            90%         101%              4






                           DECATUR INCOME FUND INSTITUTIONAL CLASS
     -----------------------------------------------------------------------------------
                      SIX MONTHS        YEAR        YEAR        YEAR        1/13/945
                        ENDED          ENDED       ENDED       ENDED           TO
                      5/31/982       11/30/97     11/30/96    11/30/95      11/30/94
                    (UNAUDITED)

Net asset value,
beginning of
period                $22.570        $21.310      $19.060      $15.590      $16.720

Income from
investment
operations:
     Net
     investment
     income             0.310          0.650        0.690        0.710        0.590
     Net realized
     and unrealized
     gain (loss) on
     investments        2.205          3.930        3.620        3.920       (1.100)
                  -----------    -----------  -----------  -----------  -----------
     Total from
     investment
     operations         2.515          4.580        4.310        4.630       (0.510)
                  -----------    -----------  -----------  -----------  -----------

Less dividends
and distributions:
     Dividends
     from net
     investment
     income            (0.265)        (0.640)      (0.720)      (0.740)      (0.620)

     Distributions
     from net
     realized gain
     on investment
     transactions      (3.070)        (2.680)      (1.340)      (0.420)        none
                  -----------    -----------  -----------  -----------  -----------

     Total
     dividends
     and
     distributions     (3.335)        (3.320)      (2.060)      (1.160)      (0.620)
                  -----------    -----------  -----------  -----------  -----------

Net asset value,
end of period         $21.750        $22.570      $21.310      $19.060      $15.590
                  ===========    ===========  ===========  ===========  ===========

Total return1          12.70%         25.02%       24.65%       31.14%       (0.45%)

Ratios and
supplemental data:
     Net assets,
     end of period
     (000 omitted)   $286,771       $278,384     $244,048     $211,049     $182,105
     Ratio of
     expenses to
     average net
     assets             0.70%          0.68%        0.69%        0.74%        0.70%
     Ratio of net
     investment
     income to
     average net
     assets             2.81%          3.07%        3.56%        4.16%        4.03%
     Portfolio
     turnover             88%            90%         101%          74%          92%

------------------------
1 Does not include maximum sales charge which varies from 1% -4% depending upon the holding period for Class B and Class C shares.
2 Ratios have been annualized and total return has not been annualized.
3 Date of initial public offering; ratios and total return have been annualized.
4 The ratios of expenses and net investment income to average net assets, portfolio turnover and total return have been omitted as management believes that such ratios and return for this relatively short period are not meaningful.
5 Date of initial public offering; ratios have been annualized and total return has not been annualized.



for total return 23




Selected data for each share of the Fund outstanding throughout each period were as follows:

                          DECATUR TOTAL RETURN FUND A CLASS
     -----------------------------------------------------------------------------------
                    SIX MONTHS
                      ENDED                       YEAR ENDED NOVEMBER 30,
                    5/31/982     1997        1996        1995        1994        1993
                   (UNAUDITED)

Net asset value,
beginning of
period              $19.230     $17.520     $15.610     $12.320     $14.380     $13.980

Income from
investment
operations:
     Net
     investment
     income           0.138       0.280       0.340       0.370       0.370       0.450
     Net realized
     and
     unrealized
     gain (loss)
     on investments   2.162       3.610       3.210       3.700      (0.340)      1.450
                 ----------  ----------  ----------  ----------  ----------  ----------

     Total from
     investment
     operations       2.300       3.890       3.550       4.070       0.030       1.900
                 ----------  ----------  ----------  ----------  ----------  ----------

Less dividends
and distributions:
     Dividends
     from net
     investment
     income          (0.120)     (0.330)     (0.350)     (0.360)     (0.430)     (0.450)
     Distributions
     from net
     realized gain
     on investment
     transactions    (2.080)     (1.850)     (1.290)     (0.420)     (1.660)     (1.050)
                 ----------  ----------  ----------  ----------  ----------  ----------

     Total
     dividends
     and
     distributions   (2.200)     (2.180)     (1.640)     (0.780)     (2.090)     (1.500)
                 ----------  ----------  ----------  ----------  ----------  ----------

Net asset value,
end of period       $19.330     $19.230     $17.520     $15.610     $12.320     $14.380
                 ==========  ==========  ==========  ==========  ==========  ==========

Total return1        13.19%      25.26%      24.89%      34.68%      (0.04%)     14.74%

Ratios and
supplemental data:
     Net assets,
     end of
     period
     (000
     omitted)    $1,007,869    $863,855    $670,912    $534,342    $402,849    $431,638
     Ratio of
     expenses
     to average
     net assets       1.14%       1.13%       1.11%       1.19%       1.26%       1.22%
     Ratio of
     net
     investment
     income to
     average net
     assets           1.49%       1.60%       2.21%       2.72%       2.88%       3.15%
     Portfolio
     turnover           85%         69%         87%         81%         74%        119%






                               DECATUR TOTAL RETURN FUND B CLASS
     -----------------------------------------------------------------------------------
                    SIX MONTHS      YEAR         YEAR         YEAR         9/6/943
                      ENDED         ENDED        ENDED        ENDED           TO
                    5/31/982      11/30/97     11/30/96     11/30/95       11/30/94
                   (UNAUDITED)

Net asset value,
beginning of
period               $19.200      $17.460      $15.560      $12.310        $13.110

Income from
investment
operations:
     Net
     investment
     income            0.076        0.170        0.230        0.300          0.120
     Net realized
     and unrealized
     gain (loss) on
     investments       2.147        3.600        3.200        3.670         (0.820)
                  ----------   ----------   ----------   ----------     ----------

     Total from
     investment
     operations        2.223        3.770        3.430        3.970         (0.700)
                  ----------   ----------   ----------   ----------     ----------


Less dividends
and distributions:
     Dividends
     from net
     investment
     income           (0.053)      (0.180)      (0.240)      (0.300)        (0.100)
     Distributions
     from net
     realized gain
     on investment
     transactions     (2.080)      (1.850)      (1.290)      (0.420)          none
                  ----------   ----------   ----------   ----------     ----------

     Total
     dividends and
     distributions    (2.133)      (2.030)      (1.530)      (0.720)        (0.100)
                  ----------   ----------   ----------   ----------     ----------

Net asset value,
end of period        $19.290      $19.200      $17.460      $15.560        $12.310
                  ==========   ==========   ==========   ==========     ==========

Total return1         12.81%       24.45%       24.01%       33.79%         (5.37%)

Ratios and
supplemental data:
     Net assets,
     end of period
     (000 omitted)  $197,319     $135,737      $53,467      $14,745         $1,738
     Ratio of
     expenses to
     average net
     assets            1.84%        1.83%        1.81%        1.89%          1.96%
     Ratio of net
     investment
     income to
     average net
     assets            0.79%        0.90%        1.53%        2.02%          2.18%
     Portfolio
     turnover            85%          69%          87%          81%            74%

------------------------
1 Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase of A Class shares. Does not include contingent deferred sales charge which varies from 1-4% depending upon the holding period for Class B and Class C shares.
2 Ratios have been annualized and total return has not been annualized.
3 Date of initial public offering; ratios have been annualized and total return has not been annualized.



24 for total return




Selected data for each share of the Fund outstanding throughout each period were as follows:

                                DECATUR TOTAL RETURN FUND C CLASS
     -----------------------------------------------------------------------------------
                      SIX MONTHS          YEAR           YEAR           11/29/953
                        ENDED             ENDED          ENDED             TO
                      5/31/982          11/30/97        11/30/96        11/30/95
                    (UNAUDITED)

Net asset value,
beginning of
period               $19.160            $17.430         $15.610         $15.610

Income from
investment
operations:
     Net investment
     income            0.077              0.170           0.330            none
     Net realized
     and unrealized
     gain (loss) on
     investments       2.146              3.590           3.100            none
                  ----------         ----------      ----------      ----------

     Total from
     investment
     operations        2.223              3.760           3.430            none
                  ----------         ----------      ----------      ----------

Less dividends
and distributions:
     Dividends
     from net
     investment
     income           (0.053)            (0.180)         (0.320)           none
     Distributions
     from net
     realized gain
     on investment
     transactions     (2.080)            (1.850)         (1.290)           none
                  ----------         ----------      ----------      ----------

     Total
     dividends
     and
     distributions    (2.133)            (2.030)         (1.610)           none
                  ----------         ----------      ----------      ----------

Net asset value,
end of period        $19.250            $19.160         $17.430         $15.610
                  ==========         ==========      ==========      ==========

Total return1         12.84%             24.44%          24.04%               4

Ratios and
supplemental
data:
     Net assets,
     end of period
     (000 omitted)   $42,676            $26,231          $7,591              $5
     Ratio of
     expenses to
     average net
     assets            1.84%              1.83%           1.81%               4
     Ratio of net
     investment
     income to
     average net
     assets            0.79%              0.90%           1.53%               4
     Portfolio
     turnover            85%                69%             87%               4






                              DECATUR TOTAL RETURN FUND INSTITUTIONAL CLASS
     -----------------------------------------------------------------------------------
                  SIX MONTHS      YEAR       YEAR         YEAR        YEAR      7/26/935
                     ENDED        ENDED      ENDED       ENDED        ENDED         TO
                   5/31/982     11/30/97    11/30/96    11/30/95     11/30/94   11/30/93
                  (UNAUDITED)
Net asset value,
beginning of
period              $19.260     $17.570     $15.650     $12.350     $14.400     $14.100

Income from
investment
operations:
     Net
     investment
     income           0.174       0.350       0.370       0.470       0.430       0.150
     Net realized
     and
     unrealized
     gain (loss)
     on investments   2.154       3.600       3.230       3.650      (0.370)      0.250
                 ----------  ----------  ----------  ----------  ----------  ----------

     Total from
     investment
     operations       2.328       3.950       3.600       4.120       0.060       0.400
                 ----------  ----------  ----------  ----------  ----------  ----------

Less dividends
and distributions:
     Dividends
     from net
     investment
     income          (0.158)     (0.410)     (0.390)     (0.400)     (0.450)     (0.100)
     Distributions
     from net
     realized
     gain on
     investment
     transactions    (2.080)     (1.850)     (1.290)     (0.420)     (1.660)       none
                 ----------  ----------  ----------  ----------  ----------  ----------

     Total
     dividends
     and
     distributions   (2.238)     (2.260)     (1.680)     (0.820)     (2.110)     (0.100)
                 ----------  ----------  ----------  ----------  ----------  ----------

Net asset value,
end of period       $19.350     $19.260     $17.570     $15.650     $12.350     $14.400
                 ==========  ==========  ==========  ==========  ==========  ==========

Total return1        13.40%      25.65%      25.24%      35.13%       0.19%      14.89%

Ratios and
supplemental data:
     Net assets,
     end of
     period (000
     omitted)      $117,828     $78,813     $45,958     $11,520      $1,376      $1,181
     Ratio of
     expenses to
     average net
     assets           0.84%       0.83%       0.81%       0.89%       0.96%       0.92%
     Ratio of net
     investment
     income to
     average net
     assets           1.79%       2.73%       2.53%       3.02%       3.18%       3.45%
     Portfolio
     turnover           85%         69%         87%         81%         74%        119%

------------------------
1 Does not include maximum sales charge which varies from 1% -4% depending upon the holding period for Class B and Class C shares.
2 Ratios have been annualized and total return has not been annualized.
3 Date of initial public offering; ratios and total return have been annualized.
4 The ratios of expenses and net investment income to average net assets, portfolio turnover and total return have been omitted as management believes that such ratios and return for this relatively short period are not meaningful.
5 Date of initial public offering; ratios have been annualized and total return has not been annualized.



for total return 25


DELAWARE GROUP EQUITY FUNDS II, INC. -
DECATUR INCOME FUND AND DECATUR TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS
MAY 31, 1998 (UNAUDITED)

Delaware Group Equity Funds II, Inc. (The "Company") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and offers four series: the Decatur Income Fund, the Decatur Total Return Fund, the Blue Chip Fund and the Social Awareness Fund. These financial statements and related notes pertain to the Decatur Income Fund and Decatur Total Return Fund (The "Funds"). The Funds offer four classes of shares. The A Class carries a front-end sales charge of 4.75%. The B Class carries a back-end deferred sales charge. The C Class carries a level load deferred sales charge and the Institutional Class has no sales charge.

The investment objective of the Decatur Income Fund is to achieve the highest possible current income by investing primarily in common stocks that provide the potential for income and capital appreciation without undue risk to principal.

The investment objective of the Decatur Total Return Fund is to achieve long-term growth by investing primarily in common stocks that provide the potential for income and capital appreciation without undue risk to principal.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

SECURITY VALUATION - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value.

FEDERAL INCOME TAXES - Each Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

CLASS ACCOUNTING - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

REPURCHASE AGREEMENTS - Each Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

OTHER - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. The Decatur Income Fund declares and pays dividends from net investment income on a monthly basis and capital gains annually. The Decatur Total Return Fund declares and pays dividends from net investment income on a quarterly basis and capital gains annually.

Certain Fund expenses are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Fund's average daily net assets.

USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. INVESTMENT MANAGEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with the terms of the Investment Management Agreement, the Funds pay Delaware Management Company (DMC), the Investment Manager, an annual fee which is calculated daily at the following rates less fees paid to unaffiliated directors: 0.60% on the first $100 million of average daily net assets, 0.525% on the next $150 million, 0.50% on the next $250 million and 0.475% on the average daily net assets over $500 million for the Decatur Income Fund, and 0.60% on the first $500 million of average daily net assets, 0.575% on the next $250 million, and 0.55% on the average daily net assets over $750 million of the Decatur Total Return Fund.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to serve as dividend disbursing and transfer agent for the Fund. The Fund has also engaged DSC to provide accounting services. For the six months ended May 31, 1998, the amounts expensed for each Fund were as follows:


                                           DECATUR       DECATUR TOTAL
                                         INCOME FUND      RETURN FUND
                                ----------------------------------------
Dividend disbursing, transfer
     agent fees and other expenses        $1,613,576      $1,223,611
Accounting fees                              488,774         249,113

On May 31, 1998, the Fund had payables to affiliates as follows:

                                           DECATUR       DECATUR TOTAL
                                         INCOME FUND      RETURN FUND
                                  -------------------------------------
Investment Management fee payable
     to DMC                                 $155,402        $177,459
Dividend disbursing, transfer
     agent fees, accounting fees
     and other expenses payable
     to DSC                                  118,656         103,842
Other expenses payable to DMC
     and affiliates                           91,325         127,042

Pursuant to the Distribution Agreement, the Fund pays Delaware
Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Classes for each Series.


26 for total return


For the six months ended May 31, 1998, DDLP earned commissions on sales of the Fund A Class shares for each Fund as follows:

                                           DECATUR       DECATUR TOTAL
                                         INCOME FUND      RETURN FUND
                                  -------------------------------------
                                            $230,601        $291,332

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. INVESTMENTS
During the six months ended May 31, 1998, the Fund made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

                                           DECATUR       DECATUR TOTAL
                                         INCOME FUND      RETURN FUND
                                  -------------------------------------
Purchases                             $1,065,765,116    $562,347,896
Sales                                 $1,105,224,739    $434,878,451

At May 31, 1998, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                                           DECATUR       DECATUR TOTAL
                                         INCOME FUND      RETURN FUND
                                  -------------------------------------
Cost of investments                   $2,139,069,532  $1,125,441,053
Aggregate unrealized appreciation        423,793,753     260,604,333
Aggregate unrealized depreciation        (32,038,394)    (19,417,768)
Net unrealized appreciation              391,755,359     241,186,565

4. CAPITAL STOCK
Transactions in capital stock shares were as follows:

                                            DECATUR INCOME FUND
                                   ------------------------------------
                                    SIX MONTHS              YEAR
                                      ENDED                ENDED
                                     5/31/98             11/30/97
                                  (UNAUDITED)
Shares sold:
     Decatur Income Fund A Class   4,778,120            6,087,710
     Decatur Income Fund B Class   1,629,132            2,584,300
     Decatur Income Fund C Class     258,955              461,635
     Decatur Income Fund
     Institutional Class           1,459,044            1,422,421

Shares issued upon reinvestment
     of dividends from net
     investment income and net
     realized
     gains on investment
     transactions:
     Decatur Income Fund A Class  12,757,503           11,932,825
     Decatur Income Fund B Class     822,162              466,138
     Decatur Income Fund C Class     101,967               39,660
     Decatur Income Fund
     Institutional Class           2,131,917            2,039,464
                                 -----------          -----------
                                  23,938,800           25,034,153
                                 -----------          -----------

Shares repurchased:
     Decatur Income Fund A Class  (7,228,261)          (9,366,427)
     Decatur Income Fund B Class    (403,927)            (425,637)
     Decatur Income Fund C Class     (54,352)             (48,083)
     Decatur Income Fund
     Institutional Class          (2,743,416)          (2,577,081)
                                 -----------          -----------
                                 (10,429,956)         (12,417,228)

Net Increase                      13,508,844           12,616,925
                                 ===========          ===========

                                            DECATUR INCOME FUND
                                   ------------------------------------
                                    SIX MONTHS              YEAR
                                      ENDED                ENDED
                                     5/31/98             11/30/97
                                  (UNAUDITED)
Shares sold:
     Decatur Total Return
     Fund A Class                  6,070,644            9,044,416
     Decatur Total Return
     Fund B Class                  2,736,839            4,136,331
     Decatur Total Return
     Fund C Class                    784,020              980,633
     Decatur Total Return
     Fund Institutional Class      1,912,856            1,630,998

Shares issued upon reinvestment
     of dividends
     from net investment income
     and net realized
     gains from investment
     transactions:
     Decatur Total Return
     Fund A Class                  5,453,705            5,157,354
     Decatur Total Return
     Fund B Class                    842,709              408,787
     Decatur Total Return
     Fund C Class                    169,984               61,310
     Decatur Total Return
     Fund Institutional Class        544,526              394,807
                                 -----------          -----------
                                  18,515,283           21,814,636
                                 -----------          -----------

Shares repurchased:
     Decatur Total Return
     Fund A Class                 (4,301,890)          (7,584,462)
     Decatur Total Return
     Fund B Class                   (421,587)            (535,525)
     Decatur Total Return
     Fund C Class                   (106,295)            (108,427)
     Decatur Total Return
     Fund Institutional Class       (459,961)            (549,647)
                                 -----------          -----------
                                  (5,289,733)          (8,778,061)

Net Increase                      13,225,550           13,036,575
                                 ===========          ===========

5. LINES OF CREDIT
Committed lines of credit were $68 million for Decatur Income Fund and $33 million for Decatur Total Return Fund. No amount was outstanding at May 31, 1998, or at any time during the fiscal year.

6. MARKET AND CREDIT RISK
The Decatur Income Fund may invest in high-yield fixed income securities which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Decatur Income Fund may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.



DELAWARE INVESTMENTS FAMILY OF FUNDS

FOR GROWTH OF CAPITAL
Aggressive Growth Fund
Trend Fund
DelCap Fund
Small Cap Value Fund
U.S. Growth Fund
Growth Stock Fund
Tax-Efficient Equity Fund

FOR TOTAL RETURN
Social Awareness Fund
Blue Chip Fund
Devon Fund
Decatur Total Return Fund
Decatur Income Fund
REIT Fund
Delaware Fund

FOR INTERNATIONAL DIVERSIFICATION
Emerging Markets Fund
New Pacific Fund
Overseas Equity Fund
International Equity Fund
Global Equity Fund
Global Bond Fund

FOR CURRENT INCOME
Delchester Fund
High-Yield Opportunities Fund
Strategic Income Fund
U.S. Government Fund
Delaware-Voyageur
     US Government Securities Fund
Limited-Term Government Fund

FOR TAX-EXEMPT INCOME
National High Yield Municipal Bond Fund
Tax-Free USA Fund
Tax-Free Insured Fund
Tax-Free USA Intermediate Fund
State Tax-Free Funds*

MONEY MARKET FUNDS
Delaware Cash Reserve
Tax-Free Money Fund

ASSET ALLOCATION FUNDS
Growth Portfolio
Balanced Portfolio
Income Portfolio

* Available for the following states: Arizona, California, Colorado, Florida, Idaho, Iowa, Kansas, Minnesota, Missouri, North Dakota, New Jersey, New Mexico, New York, Ohio, Oregon, Pennsylvania, Utah, Washington, Wisconsin. Insured and intermediate bond funds are available in selected states.

[PHOTO OF KEYBOARD]

Complete information on any funds offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.



THIS SEMI-ANNUAL REPORT IS FOR THE INFORMATION OF DECATUR FUNDS SHAREHOLDERS, BUT IT MAY BE USED WITH PROSPECTIVE investors when preceded or accompanied by a current Prospectus for Decatur Funds, which sets forth details about charges, expenses, investment objectives and operating policies of the Funds. You should read the prospectus carefully before you invest. Summary investment results are documented in the Funds' current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Funds will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

------------------------------------------------------------------------

INVESTMENT MANAGER
Delaware Management Company
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

[PHOTO OF GLOBES]

FOR SHAREHOLDERS
1.800.523.1918

FOR SECURITIES DEALERS
1.800.362.7500

FOR FINANCIAL INSTITUTIONS
REPRESENTATIVES ONLY
1.800.659.2265

www.delawarefunds.com

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Funds are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Funds are not bank or credit union deposits.

(copyright) Delaware Distributors, L.P.


[GRAPHIC OMITTED: LOGO OF DELAWARE INVESTMENTS
                  ----------------------------
                  Philadelphia * London]


Printed in the USA
on recycled paper

SA-118 [5/98] PP7/98
(827)